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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

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                        Date of Report: February 15, 2000

                             Group 1 Software, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                         0-6355                  52-0852578
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                        Identification Number)

4200 Parliament Place, Suite 600, Lanham, Maryland                  20706-1844
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(Address of principal executive offices)                            (Zip Code)

(301) 918-0400
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(Registrant's telephone number, including area code)


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Items 1-4.     Not Applicable.

Item 5.        Other Events.

        On February 7, 2000, the Board of Directors of Group 1 Software, Inc., a Delaware corporation (the "Corporation"), declared a split of its Common Stock, $.50 par value per share (the "Common Stock"), of the Corporation held by stockholders of record on February 17, 2000 (the "Record Date") in the ratio of one additional share to be issued for every two shares owned on the Record Date. American Stock Transfer & Trust Company, as the Corporation's Transfer Agent, has been instructed to issue shares on or about March 2, 2000 to effectuate the foregoing stock split. Fractional shares shall be rounded up to the next full share.

Item 6.        Not Applicable.

Item 7.        Exhibits.

        (1)    Press release, February 7, 2000, issued by the Corporation.

        (2)    Form of Letter to Stockholders.

Item 8.        Not Applicable.

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Group 1 Software, Inc.

                                             By             /s/
                                                  ------------------------
                                             Name:  Mark D. Funston
                                             Title: Chief Financial Officer

Date:      February 15, 2000

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                                  EXHIBIT INDEX

Exhibit No.             Description

      (1) Press release, dated February 7, 2000, issued by the Corporation.

      (2)               Form of Letter to Stockholders